UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [✓]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[✓] Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 15a-6(e)(2))

[ ] Definitive Proxy Statement

[ ] Soliciting Material Pursuant to Sect. 240.14a-12

ATLANTIS BUSINESS DEVELOPMENT CORPORATION

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[✓] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)4 and 0-11.

  Title of each class of securities to which transaction applies: Common

  Aggregate number of securities to which transaction applies:

  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: N/A

  Proposed Maximum Aggregate Value of Transaction: N/A

  Total Fee Paid: N/A

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11)a_)2_ and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or Schedule and the date of its filing.

  Amount Previously Paid:

  Form, Schedule or Registration Statement No.

  Filing Party:

  Date Filed

ATLANTIS BUSINESS DEVELOPMENT CORPORATION

54 Broad Street, Suite 200B

Red Bank, NJ 07701

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON NOVEMBER 15, 2004

Dear Shareholders:

This proxy statement (the "Proxy Statement") is furnished in connection with the solicitation of proxies by the Board of Atlantis Business Development Corporation (the "Company") for use at the Company's special meeting of Shareholders, to be held at 9:00 a.m., November 15, 2004, at 54 Broad Street, Suite 200B, and at any adjournment thereof (the "Meeting"). Shares of capital stock of the Company entitled to vote at the Meeting which are represented by properly executed and dated proxies returned prior to the Meeting will be voted at the meeting in accordance with the specifications thereon. If the proxy is signed without specifying choices, the proxy will be voted FOR the proposals contained herein. The proxy also confers discretionary authority on the persons designated therein to vote on other business, not currently contemplated, which may come before the Meeting. Any shareholder giving a proxy has the right to revoke it by giving written notice to the Secretary of the Company or by duly executing and delivering a proxy bearing a later date or by attending the Meeting and giving oral notice to the Secretary at any time prior to the voting.

A complete list of the shareholders entitled to vote at the Meeting, arranged in alphabetical order, and showing the address of each shareholder and the number of shares registered in the name of each shareholder, will be kept open at the offices of the Company, 54 Broad Street, Suite 200B, Red Bank, NJ 07701, for examination by any shareholder during business hours for a period of ten (10) days immediately prior to the Meeting.

The cost of the solicitation of proxies for the Meeting will be paid by the Company. In addition to the solicitation of proxies by use of the mails, directors, officers, and employees of the Company may solicit proxies personally. The Company will request banks, brokerage houses and other custodians, nominees or fiduciaries holding stock in their names for others to send proxy materials to, and to obtain proxies from, their principals. The cost of preparing, printing, assembling, and mailing the Notice of Special Meeting, this Proxy statement, the form of proxy enclosed herewith, and any additional material, the cost of forwarding solicitation material to the beneficial owners of stock, and other costs of solicitation are to be borne by the Company.

This Proxy Statement and accompanying form of proxy will first be sent to shareholders on or about November 1, 2004.

A special meeting of shareholders of Atlantis Business Development Corp, a Delaware corporation (the "Company"), will be held on November 15, 2004 at 9:00 a.m. local time, at 54 Broad Street, Suite 200B, Red Bank, NJ 07701, for the following purposes:

1. To consider and vote upon a proposal to amend the Company's Articles of Incorporation to change the name of the Corporation to E-Direct, Inc.

2. To approve the withdrawal of the Company's election to be regulated as a Business Development Company under Section 54 of the Investment Company Act of 1940.

3. To approve a change in domicile of the Company from Delaware to Nevada.

4. To elect all members of the Board of Directors.

5. To approve Bagell, Josephs and Company as the Company's independent auditors for the coming year;

6. To transact such other business as may properly come before the Special Meeting and any adjournment or postponement thereof.

Only shareholders of record at the close of business on November 1, 2004 will be entitled to receive this Information Statement and notice of the Special meeting or any adjournment or postponement thereof.

By Order of the Board of Directors,

/s/ Tim DeHerrera

Tim DeHerrera, President

Signed at: Red Bank, NJ
Date: October 21, 2004

ATLANTIS BUSINESS DEVELOPMENT CORPORATION

54 BROAD STREET, SUITE 200b

RED BANK, NJ 07701

INFORMATION STATEMENT

FOR THE SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON NOVEMBER 15, 2004

INTRODUCTION

This Information Statement is being furnished to the shareholders of Atlantis Business Development Corporation, a Delaware corporation (the "Company"), to inform them of the special meeting of shareholders. This meeting (referred to herein as the "Special Meeting") will be held on November 15, 2004 at 54 Broad Street, Suite 200B, Red Bank, NJ 07701, at 9:00 a.m. local time. Only shareholders of record at the close of business on November 1, 2004 (the "Record Date") will be entitled to receive this Information Statement and to vote at the Special Meeting. This Information Statement and the Notice of Special Meeting are first being mailed to the Company's shareholders on or about November 1, 2004.

At the Special Meeting, holders of common stock (the "Common Stock") of the Company will be asked:

1. To consider and vote upon a proposal to amend the Company's Articles of Incorporation to change the Company's name to E-Direct, Inc.

2. To approve the withdrawal of the Company's election to be regulated as a Business Development Company under Section 54 of the Investment Company Act of 1940.

3. To approve a change in domicile of the Company from Delaware to Nevada.

4. To elect all members of the Board of Directors.

5. To approve Bagell Josephs and Company as the Company's independent auditors for the coming year.

The cost of printing and distributing this Information Statement and holding the Special Meeting (including the reimbursement of certain parties for their expenses in forwarding this Information Statement to beneficial owners of the Common Stock) will be paid by the Company.

The Company's principal executive offices are located at 54 Broad Street, Suite 200B, Red Bank, NJ 07701

INFORMATION REGARDING THE PROPOSALS

GENERAL

The proposal to amend the Company's Articles of Incorporation is described below.

AMENDMENT OF ARTICLES OF INCORPORATION TO CHANGE COMPANY'S NAME

Purpose: The Company's Board of Directors has unanimously adopted a resolution seeking shareholder approval to amend the Articles of Incorporation to change the Company's name to E-Direct, Inc.

No Dissenters' Rights: Pursuant to the Delaware Code, the holders of the Company's Common Stock are not entitled to dissenters' rights in connection with the name change. Furthermore, the Company does not intend to independently provide those shareholders with any such rights.

A vote FOR is a vote in favor of amending the Company's Articles of Incorporation to change the name of the corporation to E-Direct, Inc.

WITHDRAWAL OF ELECTION TO BE REGULATED UNDER SECTION 54 OF INVESTMENT COMPANY ACT OF 1940

Purpose: The Company's Board of Directors has unanimously adopted a resolution seeking shareholder approval to file a withdrawal from being regulated under Section 54 of the Investment Company Act of 1940, as a business development company. The Board of Directors believe this will give additional flexibility to the Company to grow the current businesses and add new businesses without the stringent requirements of the Investment Company Act.

Effect: The Company will continue to be subject to the provisions of the Securities Act of 1933 and the Securities Exchange Act of 1934, but will no longer be subject to the Investment Company Act of 1940.

No Dissenters' Rights: Pursuant to the Delaware Code, the holders of the Company's Common Stock are not entitled to dissenters' rights in connection with the withdrawal of the election to be regulated under Section 54. Furthermore, the Company does not intend to independently provide those shareholders with any such rights.

A vote FOR is a vote in favor of withdrawing the Company's election to be regulated under Section 54 of the Investment Company Act of 1940, as a business development company.

CHANGE OF COMPANY DOMICILE TO NEVADA

Purpose: The Board of Directors believes that changing the domicile of the Company will allow it to more easily transact business. Most of the Company's activities are located in Western states, and having the Company domiciled in Nevada will allow more access to professionals who are more familiar with corporate laws of Nevada. In addition, Nevada law allows for more actions to be undertaken with action of the Board of Directors, instead of requiring shareholder approval. Since the Company has more than 3,000 shareholders, any action requiring shareholder approval is expensive relative to the Company's working capital. The Board of Directors believes that conserving capital, and applying that capital to further business development will ultimately serve the best interests of the shareholders.

Effect: The effect of changing the domicile will allow greater actions by the Board of Directors, including, but not limited to business acquisitions, stock capitalization and stock plans.

No Dissenters' Rights: Pursuant to the Delaware Code, the holders of the Company's Common Stock are not entitled to dissenters' rights in connection with this amendment. Furthermore, the Company does not intend to independently provide those shareholders with any such rights.

A vote FOR is a vote in favor of changing the domicile of the Company from Delaware to Nevada.

ELECTION OF THE BOARD OF DIRECTORS

As of the Record Date, the Board of Directors consists of seven individuals: Vince Trapasso, Christopher Dubeau, Tim DeHerrera, Leon Golden, John Leo, Rafael Marte. The following names and background information are provided for all persons nominated to serve on the Company's Board of Directors:

Name	Positions Held	Date of Election or Designation
Vince Trapasso	Director	July 29, 2003
Christopher Dubeau	CEO, Chairman of the Board of Directors	June 10, 2004
Tim DeHerrera	Director, President, Secretary/Treasurer	July 29, 2003
Brian Zucker	CFO, Director	July 29, 2003
Leon Golden	Director	July 29, 2003
John Leo	Director	July 29, 2003
Rafael Marte	Director	May 18, 2004
Louis Feld	Director	July 29, 2003

Background Information:

Christopher Dubeau, CEO, Chairman of the Board of Directors. Mr. Dubeau has been in the Internet marketing business since the year 2000. During the past 4 years he has owned and operated a successful hosting business and produced a successful opt-in emailing business from the ground up. Recently, Mr. Dubeau ventured into the fax over IP business, which is relatively new. He has built a fax broadcasting system which uses FOIP and acquired a database of over eight million opt in fax numbers from InfoUSA, Dunn & Bradstreet, and many other list management companies. Mr. Dubeau has extensive knowledge of computer hardware, software, and IP technology. Mr. Dubeau is knowledgeable in Linux, Free BSD, C++ programming, as well as IP translation, firewalls, and software.

Vince Trapasso, Director. Mr. Trapasso is President of Sonata Ventures LLC. Mr. Trapasso has focused on building and managing a diversified database of public and private companies, equity funds, banking relations, and marketing agencies. His breadth of relationships has been instrumental in the origination and execution of private placements, asset based financing, and acquisitions for companies within the multimedia services, nutraceutical, biotechnology, and environmental industries. Sonata Ventures corporate solutions are available to both public and private companies that have a committed management team and a focused business plan. Mr. Trapasso has a breadth of relationships, entrepreneurial style, and over twenty-five years of hands-on management experience, having been Principle for a number of entrepreneurial ventures in the entertainment media and health related industries.

John Leo, Director. On April 4, 2003, Mr. Leo was appointed a Director of the Company. Since December of 2001 he was a founder and Managing Partner of Venture Capital Partners, LLC a Jersey City consulting company. Also, in 2001 he was a financial advisor and OTC stock trader for AM Capital LLC, a New York City brokerage firm. From 1997 to 2001, Mr. Leo was an OTC stock trader for M.H. Meyerson & Co., Inc. of Jersey City. For eight years prior thereto he worked as a stock trader for various brokerage firms in the East coast area. Mr. Leo has obtained Series 7,63,55,24 and 3 licenses.

Rafael Marte, Director. Mr. Marte has been a CPA for 21 years. He has his own accounting firm providing tax and various other accounting services to individuals, partnerships and corporations.  He also possesses a NASD Financial and Operations Principal license and oversees the financial operations for five NASD Broker Dealers. He has a BBA from Barach College which was paid with military service in the US Army for 7 years, where he earned the rank of staff sergeant.

Tim DeHerrera, Director, President, Secretary/Treasurer, Director. Mr. DeHerrera was President and Director of the Company from January 1996 to April 4, 2003 when he became Secretary and Treasurer of the Company. He was reappointed President on October 5, 2004. Prior to joining the Company he was in the financial services sector for over fifteen years. He most recently was president of Alternative Finance Advisors, Inc, a company that consults to the credit industry for private label credit cards, affinity credit cards, installment based finance programs and others. As president of Medplus, a medical finance company, Mr. DeHerrera did extensive work in investment banking, capital formation, capital restructures, private placements and lender negotiations and development.

Brian Zucker, CFO, Director. Mr. Zucker resigned as CEO, President and Chairman of the Board to assume the position of Chief Financial Officer of Atlantis. He has retained a position as a Director. Mr. Zucker is a CPA and possesses various NASD licenses, which through his own accounting firm, provides tax, consulting and other services to numerous broker dealers, hedge funds and high net worth individuals. Prior thereto he was a Managing Director of American Frontier Financial Corporation, a full service investment and brokerage firm. As a member of their investment banking committee he was responsible for evaluation and approving investment opportunities for the firm.

He has over 20 years experience as a Certified Public Accountant and began his career as a Senior Consultant at both Price Waterhouse and Deloitte Haskins and Sells. He holds a Bachelor's degree in Public Accounting form Pace University in New York. He is a member of the American Institute of Certified Public Accountants and New York State Society of CPA's. NASD licenses include series 7, 63, 24, 27.

Leon Golden, Director. On April 4, 2003, Mr. Golden was appointed a Director of the Company. For the last two years, Mr. Golden has had his own CPA practice in New York City. Also, he worked as a public accountant for another New York City CPA Firm for fifteen years. Mr. Golden concentrates in Broker-dealer accounting. He earned a B.S. in Accounting from Brooklyn College.

Louis Feld, Director. Mr. Feld is a CPA and owner of a scrap metal business for the past eleven years. Prior to that, he worked in finance for NBC. He earned a B.S. in accounting from Brooklyn College and began his career working for Peat Marwick Main and Co.

A vote FOR is a vote in favor of electing the nominated Directors until the next Annual Meeting.

Compliance with Section 16(a) of the Exchange Act: As of the Record Date, the Company is not aware of any director, officer or beneficial owner of more than ten percent of the Company's common stock, who failed to file on a timely basis reports required by section 16(a) during the most recent fiscal year or prior years.

No Dissenters' Rights: Pursuant to the Delaware Code, the holders of the Company's Common Stock are not entitled to dissenters' rights in connection with this Election. Furthermore, the Company does not intend to independently provide those shareholders with any such rights.

NOMINATION OF BAGELL, JOSEPHS & COMPANY AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE COMING YEAR

The Company's audit committee has selected Bagell, Josephs & Company to serve as the Company's independent auditors for all audit work associated with the preparation of the Company's financial statements during the year ending March 31, 2005. The Audit Committee has determined that the Company's auditors for the year ending March 31, 2005, are suitably independent, and are well versed in Generally Accepted Accounting Practices and securities reporting requirements. The Company does not expect a representative of Bagell, Josephs and Company to attend the Shareholder Meeting.

Audit Fees: The Company was billed $7,500 for the audit of its annual financial statements for the year ended March 31, 2004, as well as the review of the financial statements for the quarter ended June 30, 2004.

Financial Information Systems Design and Implementation Fees: The Company has paid $0.00 for directly or indirectly operating, or supervising the operation of, the Company's information system or managing the Company's local area network; order signing or implementing a hardware or software system that aggregates source data underlying the financial statements or generates information that is significant to the Company's financial statements taken as a whole.

All other fees: Fees paid for services not previously described totaled: $0.00

No Dissenters' Rights: Pursuant to the Delaware Code, the holders of the Company's Common Stock are not entitled to dissenters' rights in connection with this Election. Furthermore, the Company does not intend to independently provide those shareholders with any such rights.

A vote FOR is a vote in favor of Bagell Josephs & Company as Company's auditors until the next Annual Meeting.

OTHER BUSINESS

At the date of this Proxy Statement, the Company knows of no other matters to be brought before the Meeting. If other matters should properly come before the Meeting, discretionary authority with respect to such other matters is granted by the execution of the enclosed proxy.

INTERESTS OF CERTAIN PERSONS IN THE PROPOSAL

No director, executive officer, associate of any director or executive officer or any other person has any substantial interest, direct or indirect, by security holdings or otherwise, in the proposal to amend the Articles of Incorporation and take all other proposed actions which is not shared by all other holders of the Company's Common Stock. See "Security Ownership of Certain Beneficial Owners and Management."

DESCRIPTION OF CAPITAL STOCK

The authorized capital stock of the Company consists of the following:

COMMON STOCK

As of the Record Date, there were 200 million shares of common stock authorized with a stated value of $.001 per share, of which 54,645,630 shares were issued and outstanding, with 145,354,370 shares authorized but unissued. The holders of the Common Stock vote as a single class and are entitled to one vote per share on all matters to be voted on by the shareholders and have the right of cumulative voting in connection with the election of directors. The holders of Common Stock are entitled to receive pro rata dividends, when and as declared by the Board of Directors in its discretion, out of funds legally available therefore, but only if all dividends on the preferred stock have been paid in accordance with the terms of such preferred stock and there exists no deficiency in the sinking fund for the preferred stock.

Dividends on the Common Stock are declared by the Board of Directors. The payment of dividends on the Common Stock in the future, if any, will be subordinate to the preferred stock, must comply with the provisions of the Delaware Code and will be determined by the Board of Directors. In addition, the payment of such dividends will depend on the Company's financial condition, results of operations, capital requirements and such other factors as the Board of Directors deems relevant.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of October 12, 2004, the beneficial ownership of the Company's Common Stock (i) by any person or group known by the Company to beneficially own more than 5% of the outstanding Common Stock, (ii) by each Director and executive officer and (iii) by all Directors and executive officers as a group. Unless otherwise indicated, the holders of the shares shown in the table have sole voting and investment power with respect to such shares. The address of all individuals for whom an address is not otherwise indicated is 54 Broad Street, Suite 200B, Red Bank, NJ 07701.

Name of Beneficial Owner	Nature of Affiliation	Shares of Common Stock Beneficially Owned (3)	Percentage of Shares of Common Stock Beneficially owned
Brian Zucker (1)	CFO/Director	3,930,576	7.2%
Tim DeHerrera (2)	President, Director	5,364,903 (4)	9.8%
Christopher Dubeau	CEO, Chairman	18,935,000	34.6%
Leon Golden (1)	Director	100,000	Less than 1%
John Leo (1)	Director	1,100,000	2.0%
Rafael Marte	Director	100,000	Less than 1%
Louis Feld	Director	100,000	Less than 1%
Lloyd Madison Capital Holdings, Inc. (4)	Shareholder	9,388,940	17.2%
Officers, Directors and Affiliates as a group	(Group of 5)	10,730,479	61.2%
  The address of these affiliates is 54 Broad Street, Suite 200B, Red Bank, NJ 07701
  The address of Mr. DeHerrera and Dr. and Mrs. Voloshin is Box 694, Colorado Springs, Colorado, 80903. Renee Voloshin is the wife of Dr. P. James Voloshin. Dr. Voloshin disclaims any beneficial ownership of Mrs. Voloshin's preferred shares.
  On April 1, 2003 the Company issued one million (1,000,000) shares of Preferred Stock each to affiliates Tim DeHerrera and P. James Voloshin for the cancellation of their employment agreements and in lieu of deferred cash compensation during the term of these agreements. On April 4, 2003, Mr. DeHerrera and Dr. Voloshin sold 519,447 shares each of their Preferred Stock to Lloyd Madison Capital Holding, Inc. for the consideration of $2,500 each (see page 3 for stock sales and transfers). Each share of Preferred Stock is convertible into ten shares of Common Stock of the Company irrespective of whatever previous reverse or forward stock splits, if any, is effectuated by the Company prior to any notice of conversion.
  Mr. Zucker, owns 40% of the stock of Lloyd Madison Capital Holdings, Inc., and is deemed to beneficially own the same ownership. John Figliolini owns 60% of the Lloyd Madison Stock, and is deemed to beneficially own the same ownership.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

None of the Company's executive officers received any compensation for services rendered during the fiscal year ended March 31, 2004. The following tables set forth the compensation received by the Company's Chief Executive Officer for services rendered during the last two fiscal years ended March 31, 2004.

Individual	Capacity in which served	Annual Compensation
		Fiscal Year	Salary	Bonus	Other
Tim DeHerrera	President, Secretary	March 31, 2003 March 31, 2004	None	None	None
Brian Zucker	President	March 31, 2004	$27,000	None	None
John Figliolini	President	March 31, 2004	None	None	None

P. James Voloshin	Secretary	March 31, 2003	None	None	None

Stock option plan. The Company's Incentive Option Plan (the "Plan") was adopted by the Company's Board of Directors and approved by the stockholders in April 2004. A total of 1,000,000 shares of Common Stock were reserved for issuance under the Plan. The Plan provides for the granting to certain employees of stock options, stock appreciation rights and supplemental bonuses. The Plan permits the grant of both "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code of 1986 (the "Code"), and non-statutory options, which do not meet the requirements of Section 422. The Company has issued stock options in the amount of 500,000 shares to employees of the Company and all have been exercised. A total of 500,000 shares remain available.

BOARD OF DIRECTORS - COMMITTEES

2004 Committee Meetings

During the fiscal year ended March 31, 2004, the Board of Directors met approximately six (6) times. Each director attended at least 75% of the total number of meetings of the Board and committees on which he or she served.

Audit Committee

The Board of Directors does not have a standing Audit Committee.

The Company's common stock trades on the OTC Bulletin Board under the symbol ABDV. Thus, Atlantis is not subject to NASDAQ audit committee requirements.

The Company's Articles of Incorporation do not set forth separate functions of the Audit Committee.

AVAILABLE INFORMATION

The Company is subject to the periodic reporting requirements of the Securities Exchange Act of 1934, as amended, and, in accordance therewith, files reports and other information with the Commission. Such reports and other information can be inspected and copied at the public reference facilities maintained by the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. Please call the Commission at (800) SEC-0330 for further information. Copies of such materials may also be accessed electronically by means of the Commission's home page on the Internet at http://www.sec.gov. Any shareholder may also receive a copy of any report by contacting the Company by mail at 54 Broad Street, Suite 200B, Red Bank NJ 07701, or by telephone at (732) 212-1133. The Company will provide the documents incorporated by reference without charge upon such written or oral request.

REQUEST TO VOTE, SIGN AND RETURN PROXIES

Please vote, date and sign the enclosed Proxy and return it at your earliest convenience. Any change of your proxy once you have signed it and sent it in will require a ten (10) day change of notice to the Company. Proxies may be returned via facsimile to the Company's transfer agent, Signature Stock Transfer, fax number (972) 612-4122.

Voting Procedures

Quorum and Voting

In accordance with the Articles of Incorporation of the Company, the presence in person or by proxy of at least one-third (1/3) of the total number of outstanding shares of common stock entitled to vote at the Meeting is required to constitute a quorum for the transaction of business at the Meeting. Abstentions and broker non-votes will be considered represented at the meeting for the purpose of determining a quorum.

The shares represented by each proxy will be voted in accordance with the instructions given therein. Where no instructions are indicated, the proxy will be voted for the election of the Board of Directors as presented in the Proxy Statement, at the discretion of the persons named in the proxy, on any other business that may properly come before the Meeting.

Under applicable law and the Company's Bylaws, if a quorum is present at the Meeting, the election of the proposals will be approved if the shares voting in favor of each specified proposal exceed the shares voting against. Each stockholder will be entitled to one vote for each share of Common Stock held in the approval of each Proposal. Any other matter submitted to a vote of the stockholders at the Meeting will be approved if a majority of votes cast at the Meeting in person or by proxy vote in favor thereof.

DATED: October 26, 2004

By the Order of the Board of Directors

/s/ Christopher Dubeau

Chairman of the Board

PROXY

FOR THE SPECIAL MEETING OF STOCKHOLDERS OF

ATLANTIS BUSINESS DEVELOPMENT CORPORATION

TO BE HELD NOVEMBER 15, 2004

By completing and returning this proxy to Atlantis Business Development Corporation (the "Company"), you will be designating Tim DeHerrera, the President of the Company, to vote all of your shares of the Company's common stock as indicated below. Proxies may be returned via facsimile to the Company's transfer agent, Signature Stock Transfer, fax number (972) 612-4122.

Please complete this proxy by clearly marking the appropriate column(s), filling out the stockholder information and dating below, and returning it to the Company.

The undersigned expressly revokes any and all proxies heretofore given or executed by the undersigned with respect to the shares of stock represented in this proxy. Please sign exactly as your name appears on your stock certificate(s). Joint owners should both sign. If signing in a representative capacity, give full titles and attach proof of authority unless already on file with the Company.

This proxy is being solicited by, and the proposals referenced in the Proxy Statement, are being proposed by the Board of Directors of the Company. The proposals to be voted on is not related to or conditioned on the approval of any other matter. You may revoke this proxy at any time prior to the vote thereon.

As of November 1, 2004, which is the record for determining the stockholders who are entitled to notice of and to vote at the meeting, the Board of Directors of the Company is not aware of any other matters to be presented at the meeting. If no direction is indicated on a proxy that is executed and returned to the Company, it will be voted "for" the Amendment to the Articles of Incorporation and the authorization of Preferred Stock. Unless indicated below, by completing and completing this proxy, the stockholder grants to Mr. DeHerrera the discretion to vote in accordance with his best judgment on any other matters that may be presented and the meeting.

_____ Withhold direction to vote on any other matter presented at the meeting.

PROPOSAL 1 - AUTHORIZATION OF PROPOSED NAME CHANGE. Shall the Board of Directors be authorized to amend the Articles of Incorporation to change the name of the Company to E-Direct, Inc.?

YES         NO         ABSTAIN

_____      _____     _____

PROPOSAL 2 - WITHDRAWAL AS BUSINESS DEVELOPMENT CORPORATION. Shall the Board of Directors withdraw its election to be regulated as a Business Development Company under Section 54 of the Investment Company Act of 1940?

YES         NO         ABSTAIN

_____      _____     _____

PROPOSAL 3 - CHANGE OF DOMICILE OF COMPANY. Shall the domicile of the Company be changed from Delaware to Nevada?

YES         NO         ABSTAIN

_____      _____     _____

PROPOSAL 4 -ELECTION OF DIRECTORS. Shall the following be elected to the Board of Directors until the next Special Meeting of shareholders:

YES         NO         ABSTAIN

Vince Trapasso                           _____      _____     _____

Christopher Dubeau                    _____      _____     _____

Tim DeHerrera                           _____      _____     _____

Leon Golden                              _____      _____     _____

John Leo                                    _____      _____     _____

Rafael Marte                              _____      _____     _____

Brian Zucker                              _____      _____     _____

Louis Feld                                  _____      _____     _____

PROPOSAL 5 - APPOINTMENT OF BAGELL JOSEPHS & COMPANY AS AUDITORS. Shall Bagell Josephs & Company be appointed as independent auditors for the Company:

YES         NO         ABSTAIN

_____      _____     _____

___________________________________     ____________________________________

Shareholder Signature Shareholder Signature

Printed Name:______________________         Printed Name:________________________

Number of Shares: _________________